SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2016

BAYLAKE CORP.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

001-16339	39-1268055
(Commission File Number)	(I.R.S. Employer I.D. Number)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of Principal Executive Offices)	(Zip Code)

920-743-5551
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On April 1, 2016, the Board of Directors of BAYLAKE CORP. issued a press release (the "Press Release") announcing the declaration of a special dividend to be paid on April 25, 2016.  A copy of the Press Release is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in this Form 8-K, including Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

 99.1 -- Press Release of BAYLAKE CORP., issued April 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2016	BAYLAKE CORP. BY/s/ Kevin L. LaLuzerne Kevin L. LaLuzerne Senior Vice President and Chief Financial Officer